NOTE SATISFACTION AGREEMENT

This Note Satisfaction Agreement (this “Agreement”) is entered into on [•], 2019 (the “Effective Date”) by and between Grey Cloak Tech Inc., a Nevada corporation (the “Company”), and [•], a [•] (“Holder”). Each of the Company and Holder may be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Company is obligated to Holder under a convertible promissory note dated [•] in the original principal amount of $[•] (the “Note”); and

WHEREAS, the Company has offered to deliver to Holder the sum of $[•] (the “Payoff Amount”) in full satisfaction of the Note, and Holder is willing to accept same.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.                  If, prior to 8:00 pm MT on February 15, 2019 (the “Payoff Period”), the Company delivers the Payoff Amount to Holder, then Holder acknowledges that the Note will be satisfied and discharged in full and the Company will have no further obligations to Holder.

2.                  Holder covenants that from and after the Effective Date, unless and until this Agreement is terminated pursuant to paragraph 3, below, it will not exercise its conversion rights under the Note.

3.                  If the Payoff Amount is not paid to Holder within the Payoff Period, then this Agreement shall automatically terminate with no further obligations between the Parties, and the Note shall remain in full force and effect.

4.                  Holder represents and warrants to the Company that (a) Holder is the sole owner of the Note, (b) Holder has not transferred or granted any interest in or to the Note to any third party, and (c) Holder holds the Note free and clear of all liens, claims, rights, charges, encumbrances, and security interests of whatsoever nature or type.

5.                  This Agreement will be governed by the laws of the state, and venue for any cause of action brought under this Agreement will be, as set forth in the Note.

6.                  This Agreement will be binding upon and inure to the benefit of the Parties and their respective heirs, legal representatives and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume all of the Company’s obligations under this Agreement. Such assumption will not release the Company from its obligations under this Agreement.

7.                  The provisions of this Agreement will be deemed severable, and if any part of any provision is held illegal, void or invalid under applicable law, such provision may be changed to the extent reasonably necessary to make the provision, as so changed, legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement will not in any way be affected or impaired but will remain binding in accordance with their terms.

8.                  This Agreement contains the entire agreement between the Parties and supersedes any and all agreements, either oral or written, between the Parties hereto with respect to the Note. Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be effective only if it is in writing and signed by both Parties. This Agreement may only be amended, modified or changed by an agreement in writing signed by both Parties. Each Party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

9.                  This Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

“Company”	“Holder”

Grey Cloak Tech Inc.	[•]

________________________	________________________

By: Kevin Pitts	By:
Its: President	Its: